Discontinued Operations Discontinued Operations (Notes)	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

On September 25, 2013, we completed the sale of all our interest in Tesoro Hawaii, LLC, which operated a 94 Mbpd Hawaii refinery, retail stations and associated logistics assets (the “Hawaii Business”). We received gross proceeds of $539 million, including $75 million from the sale of assets and $464 million from the sale of inventory and other net working capital. Additional contingent consideration includes an earnout arrangement payable over three years for an aggregate amount of up to $40 million based on consolidated gross margins. Any income related to the earnout arrangement will not be recorded until it is considered realizable. We have also agreed to indemnify the purchaser for up to $15 million of environmental remediation costs related to the Hawaii Business, subject to limitations described in the purchase agreement, and retained responsibility for the resolution of certain Clean Air Act allegations described in Note 17. During the quarter ended December 31, 2014, we recorded charges totaling $42 million pre-tax representing our best estimate of costs, including fines and penalties, that we expect to incur for asset improvements needed at the Hawaii refinery to bring the facility in compliance with the Clean Air Act.

The results of operations for this business have been presented as discontinued operations in the statements of consolidated operations for the years ended December 31, 2014, 2013 and 2012. We recognized $248 million of impairment charges related to the Hawaii Business in the fourth quarter of 2012, which included $20 million related to estimated costs for AROs. The AROs were assumed by the purchaser upon close of the transaction; therefore, we will not incur any removal or other closure costs for this business. In the second quarter of 2013, upon execution of the membership interest purchase agreement, we adjusted the AROs related to the Hawaii refinery downward $14 million. This reduction is included in earnings from discontinued operations in the statements of consolidated operations for the year ended December 31, 2013.

Revenues and earnings (loss), including gain on disposition, before and after tax from the discontinued Hawaii Business for the years ended December 31, 2014, 2013 and 2012 were as follows:

	2014	2013	2012
	(In millions)
Revenues	$—	$2,159	$3,165

Loss from discontinued operations, before tax (a)	$(46)	$(47)	$(218)
Gain on sale of Hawaii Business, before tax (b)	—	81	—
Total earnings (loss) from discontinued operations, before tax	(46)	34	(218)
Income tax expense (benefit)	(17)	14	(85)
Earnings (loss) from discontinued operations, net of tax	$(29)	$20	$(133)
________________

(a)	Includes charges totaling $42 million related to regulatory improvements we are obligated to make at the at the Hawaii refinery to resolve the Clean Air Act matters discussed in Note 17.

(b)	Gain on sale of the Hawaii Business includes a $17 million curtailment gain related to the remeasurement of our pension and other postretirement benefit obligations recognized during 2013.

Cash flows related to the Hawaii Business have been combined with the cash flows from continuing operations in the statements of consolidated cash flows for all three years presented. Cash flows from (used in) operating and investing activities are summarized as follows (in millions):

	2014	2013	2012
Cash Flows From (Used in):
Operating activities	$(3)	$71	$193
Investing activities	$—	$537	$(19)